GOODWILL AND INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2023
Disclosure Of Goodwill And Intangible Assets [Abstract]
GOODWILL AND INTANGIBLE ASSETS
12.	GOODWILL AND INTANGIBLE ASSETS

	Goodwill US$‘000	Development costs US$‘000	Patents and licenses US$‘000	Other US$‘000	Total US$‘000
Cost
At January 1, 2022	79,182	121,173	8,707	33,198	242,260
Additions		4,475	22	382	4,879
Exchange adjustments	-	(64)	-	-	(64)

At December 31, 2022	79,182	125,584	8,729	33,580	247,075

At January 1, 2023	79,182	125,584	8,729	33,580	247,075
Additions	-	1,758	19	110	1,887
Disposals or retirements	(12,591)	-	-	(14,488)	(27,079)
Reclassifications	54	-	(54)	-	-
Exchange adjustments	-	23	-	-	23

At December 31, 2023	66,645	127,365	8,694	19,202	221,906

Accumulated amortisation and Impairment losses
At January 1, 2022	(66,645)	(103,494)	(8,561)	(27,579)	(206,279)
Charge for the year		(479)	(9)	(435)	(923)
Impairment losses	-	(4,623)	-	(1)	(4,624)
Exchange adjustments	-	20	-	-	20

At December 31, 2022	(66,645)	(108,576)	(8,570)	(28,015)	(211,806)

At January 1, 2023	(66,645)	(108,576)	(8,570)	(28,015)	(211,806)
Charge for the year	-	(753)	30	(223)	(946)
Disposals or retirements	-	-	-	12,956	12,956
Impairment losses	-	(2,926)	(9)	(2,898)	(5,833)
Exchange adjustments	-	(7)	-	-	(7)

At December 31, 2023	(66,645)	(112,262)	(8,549)	(18,180)	(205,636)

Carrying amounts
At December 31, 2023	-	15,103	145	1,022	16,270

At December 31, 2022	12,537	17,008	159	5,565	35,269

Included within development costs are projects with a carrying value of US$1,596,000 which were not amortised in 2023 (2022: US$6,982,000) (2021: US$7,994,000). These development costs are not being amortised as the projects to which the costs relate were not fully complete at the end of the financial year. As at December 31, 2023 these projects are expected to be completed during the period from January 1, 2024 to December 31, 2025 at an expected further cost of approximately US$1,000,000.

The following represents the costs incurred during each period presented for each of the principal development projects:

Product Name	2023 US$’000	2022 US$’000
Premier Instruments for A1c and haemoglobinopathies testing	1,669	1,904
COVID-19 tests	-	1,378
Mid-tier haemoglobins instrument	51	484
HIV screening rapid test	6	379
Tri-stat point-of-care instrument	-	163
Other projects	32	167
Total capitalised development costs	1,758	4,475

Other intangible assets

Other intangible assets consist primarily of software assets, acquired customer and supplier lists, trade names and websites. The disposal of other intangible assets in year ended December 31, 2023 related to the software assets, acquired customer and supplier lists, trade names and websites of Fitzgerald Industries, which was divested in April 2023, for more information see Note 8.

Amortisation

Amortisation is charged to the consolidated statement of operations through the selling, general and administrative expenses line.

Impairment testing for intangibles including goodwill and indefinite lived assets

Goodwill and other intangibles are subject to impairment testing on a periodic basis and whenever there are indicators of impairment. Specific assets are assessed for impairment when there are indicators of impairment. If any such indication exists, the Company estimates the recoverable amount of the asset.

The recoverable amount of seven CGUs is determined based on a value-in-use computation at June 30 and December 31. The value-in-use calculations use cash flow projections based on the 2023 projections for each CGU and a further four years projections using estimated revenue and cost average growth rates of between 0% and 5%. At the end of the five-year forecast period, terminal values for each CGU, based on a long-term growth rate of 2%, are used in the value-in-use calculations. The value-in-use represents the present value of the future cash flows, including the terminal value, discounted at a rate appropriate to each CGU. The pre-tax discount rates used range from 15% to 22% (2022: 16% to 24%).

Sources of estimation uncertainty

The cash flows have been arrived at taking into account the Group’s financial position, its recent financial results and cash flow generation and the nature of the medical diagnostic industry, where product obsolescence can be a feature. However, expected future cash flows are inherently uncertain and are therefore liable to material change over time. The key assumptions employed in arriving at the estimates of future cash flows factored into impairment testing are subjective and include projected EBITDA margins, net cash flows, discount rates used and the duration of the discounted cash flow model. Significant under-performance in any of the Group’s major CGUs may give rise to a material impairment which would have a substantial impact on the Group’s income and equity.

Impairment tests of cash-generating units

The impairment tests performed at June 30, 2023 and at December 31, 2023 resulted in an impairment loss being recorded in three CGUs, Immco Diagnostics Inc, Trinity Biotech Do Brasil and Trinity Biotech Manufacturing Limited. The table below sets forth the impairment loss recorded for each of the CGU’s, comprising both the specific asset impairment charges recorded in year ended December 31, 2023 as per the below table and the impairments arising from the CGU impairment tests:

	December 31, 2023	December 31, 2022
	US$’000	US$’000
Immco Diagnostics inc.	9,331	-
Trinity Biotech Manufacturing Limited (Note 13)	1,500	3,599
Trinity Biotech Do Brasil	274	454
Primus Corp	-	1,024
Clark Laboratories Inc.	-	407
Biopool US Inc.	-	355
Total impairment loss	11,105	5,839

The table below sets forth the breakdown of the impairment loss for each class of asset:

	December 31, 2023	December 31, 2022
	US$’000	US$’000
Goodwill and other intangible assets	5,833	4,624
Property, plant and equipment (see Note 11)	3,772	733
Financial assets (see Note 13)	1,500	-
Prepayments (see Note 17)	-	482

Total impairment loss	11,105	5,839

The impairment tests performed as at June 30, 2023 and December 31, 2023 identified an impairment loss in two cash generating units, namely Trinity Biotech Do Brasil and Immco Diagnostics Inc. Management is seeking to implement profit improvement initiatives in both entities, however the values in use of these CGUs at June 30, 2023 and December 31, 2023, defined as the present value of the future projected cash flows, were below the value of the carrying amount of their assets, other than inventories, accounts receivable, cash and cash equivalents and deferred tax assets. Immco’s laboratory has for a number of years provided transplant testing services to a local healthcare provider. However, in early 2023 that healthcare provider informed Immco that it was moving to a different service provider, and this resulted in lost revenues for the laboratory beginning in the second quarter of 2023. The impairment loss for the financial asset of US$1.5 million also relates to Immco’s laboratory. The Group invested US$1.5 million in a strategic partnership with imaware Inc (“imaware”) that aimed to combine their built-to-partner digital health platform with Trinity Biotech’s advanced reference laboratory facilities to power the Digital Health Industry with at-home and remote testing programs. Given the uncertainty over the future of imaware’s performance and the value of this investment, the Group recognised an impairment loss for the investment of US$1.5 million in the year ended December 31, 2023 and this impairment loss was recorded in Trinity Biotech Manufacturing Ltd as this was the CGU that made the investment.

Specific asset impairment charges in year ended December 31, 2022

In the year ended December 31, 2022, four internally developed intangible assets were fully impaired, as shown in the table below. There were no specific asset impairment charges in the year ended December 31, 2023.

Asset name	Entity	2022 US$’000
Rapid COVID-19 antigen test	Trinity Biotech Manufacturing Ltd	2,214
Autoimmune smart reader	Trinity Biotech Manufacturing Ltd	1,266
Tri-stat instrument	Primus Corp.	1,024
COVID-19 ELISA test	Trinity Biotech Manufacturing Ltd	120
Total		4,624

The rapid COVID-19 test is approved for professional use in the EU. However, as previously disclosed by the Company, the demand for our COVID-19 portfolio of products is highly uncertain and very difficult to predict and in our experience the market has moved to over the counter (“OTC”) rapid COVID-19 tests, for which this product is not yet approved. As such the Company’s efforts to commercialise this test have been unsuccessful. In addition, pricing for rapid COVID-19 tests in the EU is relatively weak, with stronger pricing available in, for example, the US market, for which this product is not yet approved. Given the market outlook for rapid COVID-19 testing products and continued uncertainty regarding regulatory approval pathways in key markets, including the US, the Company has chosen to not immediately pursue further regulatory approvals but does intend to monitor these markets and regulatory pathways with a view to potentially seeking additional regulatory approvals. As the Company had no plans to pursue these regulatory approvals in 2022, this development project was written down from US$2,214,000 to zero in 2022. For similar reasons, the carrying value of our internally developed COVID-19 ELISA test was fully impaired and the impairment charge for this project was US$120,000.

The development project for the autoimmune smart reader was paused in 2022 as management reviewed other options, including the potential to proceed with a third-party reader instead of our own internally developed reader. Following this review, we determined that there were likely greater opportunities to capture more market share in a more capital efficient manner through partnering with a third-party reader manufacturer rather than pursuing an independent strategy. There is significant uncertainty if we will complete the project to develop our own in-house autoimmune smart reader and thus while we may re-visit this decision in the future, in the interests of prudence the project’s carrying value of US$1,266,000 was impaired to zero.

In 2022, there was a strategic review of our Tri-stat instrument as part of a broader review of our haemoglobins product portfolio. In order to rationalise the haemoglobins product portfolio and to allow us to focus our resources on the higher growth products within that portfolio, management decided that Tri-stat sales would be restricted to only certain targeted partnerships, and this led to the carrying value for the Tri-stat intangible asset of US$1,024,000 being written down to zero.

The value-in-use calculations for CGUs are subject to significant estimation, uncertainty and accounting judgements and the following sensitivity analysis has been performed:

•
In the event that there was a reduction of 10% in the assumed level of future growth in revenue growth rate, which would represent a reasonably likely range of outcomes, there would be no additional impairment loss recorded at December 31, 2023.

•
In the event there was a 10% increase in the discount rate used to calculate the potential impairment of the carrying values, which would represent a reasonably likely range of outcomes, there would be no additional impairment loss recorded at December 31, 2023.

Significant Goodwill and Intangible Assets with Indefinite Useful Lives

Following the disposal of Fitzgerald Industries during 2023, the carrying value of goodwill is US$nil as at December 31, 2023. At December 31, 2022, Fitzgerald Industries’ goodwill was significant from a Group perspective and the additional disclosures required for this CGU were as follows:

Fitzgerald Industries	December 31, 2022
Carrying amount of goodwill (US$’000)	12,591
Discount rate applied (real pre-tax)	15.77%
Excess value-in-use over carrying amount (US$’000)	7,432
% EBITDA would need to decrease for an impairment to arise	31.28%
Long-term growth rate	2.0%

The key assumptions and methodology used in respect of this CGU are consistent with those described above. The assumptions and estimates used are specific to the individual CGU and were derived from a combination of internal and external factors based on historical experience.

Intangible Assets with Indefinite Useful lives (included in other intangibles)	December 31, 2023 US$‘000	December 31, 2022 US$‘000

Immco Diagnostic CGU
Immco Diagnostic trade name	-	2,069
Fitzgerald Industries CGU
Fitzgerald trade name	-	970
RDI trade name	-	560
Primus Corporation CGU
Primus trade name	365	365
Total	365	3,964

In 2023, an impairment loss of US$2,069,000 was allocated against the Immco Diagnostic trade name as the carrying value of the CGU’s net assets exceeded its discounted future cashflows.

In 2023, the Group sold the Fitzgerald Industries business and the Fitzgerald trade name and RDI trade name were disposed of as part of that divestment.

The trade name assets purchased as part of the acquisition of Fitzgerald in 2004, Primus and RDI in 2005 and Immco Diagnostics in 2013 were valued using the relief from royalty method and based on factors such as (1) the market and competitive trends and (2) the expected usage of the name. It was considered that these trade names will generate net cash inflows for the Group for an indefinite period.